UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2026

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 21, 2026, Presidio Property Trust, Inc. (the “Company”) and NetREIT SC II, LLC, a subsidiary of the Company (the “Borrower”), received a notice (the “Default Notice”) from Wells Fargo Bank, National Association (the “Lender”) alleging that the Borrower’s failure to repay in full by January 5, 2026 the indebtedness owed under that certain promissory note dated as of December 24, 2015 issued to The Bancorp Bank (the “Original Lender”) in the original principal amount of $17,727,500.00 (the “Note”), the related loan agreement, dated as of December 24, 2015 by and between Borrower and the Original Lender (the “Loan Agreement”) and other related agreements (together with the Note and the Loan Agreement, the “Loan Documents”), constitutes an event of default under the Loan Documents.

As a result of the alleged event of default, the entire unpaid amounts shall bear interest at the default interest rate equal to the lesser of (i) the maximum rate permitted by applicable law, or (ii) 5% above the original interest rate of 4.92% per annum. In addition, the Default Notice states that the Lender has the right to foreclose or partially foreclose certain real and personal property that the Borrower had pledged as security for the Note located in Douglas County, Colorado, known as the “Shea Center II” (the “Property”). The Default Notice further states that the Lender revoked the Borrower’s license under the Loan Documents to receive, collect and make use of rents, profits and income from the Property.

The Company is exploring its options to cure the event of default alleged in the Default Notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Ed Bentzen
	Name:	Ed Bentzen
	Title:	Chief Financial Officer

Dated: January 23, 2026